                                                                   EXHIBIT 10.18
                                                                   -------------


                               AMENDMENT TO THE
                        1994 EQUITY PARTICIPATION PLAN
                             OF ORTEL CORPORATION


     This Amendment to the 1994 Equity Participation Plan of Ortel Corporation (the "Amendment") is adopted by Ortel Corporation, a Delaware corporation (the "Company"), effective as of September 19, 1997.


                                   RECITALS
                                   --------

     A. The Company's 1994 Equity Participation Plan (the "Plan") was adopted by the Board of Directors on August 26, 1994 and approved by the stockholders of the Company by Written Consent of the Common and Preferred Stockholders of the Company in October 1994.

     B. The Plan currently provides that the Compensation Committee of the Board of Directors of the Company (the "Committee") may from time to time, in its absolute discretion but subject to the limitations of the Plan, grant stock options (both incentive and non-qualified) to key employees and consultants of the Company, and otherwise administer and interpret the Plan.

     C. The Company seeks to enhance the value of the Plan to further the growth, development, and financial success of the Company by providing a mechanism by which stock options can be more expediently granted to key employees and consultants of the Company, other than persons subject to Section 16 of the Securities Exchange Act of 1934, as amended.

     D. Section 10.2 of the Plan provides that the Board may amend the Plan, subject in certain instances to receipt of approval of the stockholders of the Company.

     E. The Board of Directors of the Company desires to permit the delegation by the Committee to the Chief Executive Officer of the Company of any or all of the Committee's rights, duties and authority under the Plan as pertains to the participation in the Plan by key employees and consultants, other than persons subject to Section 16 of the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT 10.18
                                                                   -------------
                                   AMENDMENT

     The Plan is amended as provided herein and except as so amended the Plan remains in full force and effect. Terms used herein that are not otherwise defined shall have the meaning ascribed to them in the Plan.

     1.   Section 1.4 of the Plan is amended to read in its entirety as follows:

          1.4  Committee.  "Committee" shall mean the Compensation Committee of
               ---------
     the Board, or a subcommittee of the Board, appointed as provided in Section 9.1, or the Chief Executive Officer to the extent so delegated to the Chief Executive Officer by the Committee as provided in Section 9.2.

     2.   Section 9.2 is amended to read in its entirety as follows:

          9.2  Duties and Powers of Committee.  It shall be the duty of the
               ------------------------------
     Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The Committee may at any time and from time to time by resolution delegate the exercise of any or all of the rights, duties or authority of the Committee under this Plan to the Chief Executive Officer of the Company, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     The undersigned, Nadav Bar-Chaim, secretary of the Company, hereby certifies that the Board of Directors of the Company adopted the foregoing Amendment to the Plan effective as of September 19, 1997.

Executed at Alhambra, California.



/s/ Nadav Bar-Chaim
----------------------------------
     Nadav Bar-Chaim, Secretary

                                                                   EXHIBIT 10.18
                                                                   -------------
                               AMENDMENT TO THE
              1994 EQUITY PARTICIPATION PLAN OF ORTEL CORPORATION

     This Amendment to The 1994 Equity Participation Plan of Ortel Corporation, as amended (the "Plan") is adopted by Ortel Corporation, a Delaware corporation (the "Company").
                                   RECITALS
                                   --------

     A. The Plan was adopted by the Board of Directors of the Company on August 26, 1994, was approved by the stockholders of the Company in October 1994, and became effective as of October 20, 1994 (the "Plan's Effective Date").

     B. The Plan was previously amended (without shareholder approval required) on October 26, 1994, September 27, 1996 and September 19, 1997.

     C. The Committee authorized to administer, interpret and amend the Plan desires to clarify that, since the Company's Common Stock is quoted on the NASDAQ National Market, the appropriate measure for determining the exercise price for stock options granted or to be granted under the Plan is the closing sales price of the Common Stock and not the "mean between the closing representative bid and asked price" as provided by the Plan.

                                   AMENDMENT
                                   ---------

     1. Effective as of the Plan's Effective Date, Section 1.13 of the Plan shall be amended and read in its entirety as follows:

     "Section 1.13   Fair Market Value.  "Fair Market Value" of a share of the
Common Stock as of a given date shall be: (i) the closing price of a share of Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Common Stock is not traded on an exchange but is (A) a NASDAQ National Market Security quoted on NASDAQ, the closing price of a share of the Common Stock on such date as quoted on NASDAQ, or (B) otherwise quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

     The undersigned, Nadav Bar-Chaim, Secretary of the Company, hereby certifies that the Compensation Committee of the Board of Directors of the Company approved the foregoing Amendment to the Plan on July, 29, 1998.

                                    ORTEL CORPORATION,
                                    a Delaware corporation



                                    By:  /s/ Nadav Bar-Chaim
                                         -------------------
                                         Nadav Bar-Chaim,
                                         Secretary